UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2007 (May 21, 2007)
LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-51251 (Commission File Number)	20-1538254 (IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 9.01. Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-5.1: OPINION OF DEWEY BALLANTINE LLP
EX-10.6: AMENDMENT NO. 5 TO THE CREDIT AGREEMENT
EX-99.1: PRESS RELEASE DATED MAY 21, 2007
EX-99.2: PRESS RELEASE DATED MAY 22, 2007

Item 1.01. Entry Into a Material Definitive Agreement.
          On May 22, 2007, LifePoint Hospitals, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. as representative of the several Underwriters listed in Schedule II thereto (collectively, the “Underwriters”) to issue and sell $500 million aggregate principal amount of 3.5% Convertible Senior Subordinated Notes due 2014 (the “Convertible Notes”) in a public offering pursuant to a Registration Statement on Form S-3 (the “Registration Statement”) and a related prospectus (the “Prospectus”) filed with the Securities and Exchange Commission. In addition, the Company granted the Underwriters an option to purchase up to an additional $75 million aggregate principal amount of Convertible Notes to cover over-allotments. The Company estimates that the net proceeds from the offering will be approximately $487.5 million, after deducting underwriting discounts and estimated offering expenses. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.
          In connection with the offering, effective May 21, 2007, the Company entered into an Amendment No. 5 (the “Amendment No. 5”), dated as of May 11, 2007, with the lenders party thereto and Citicorp North America, Inc., as administrative agent for the lenders (the “Administrative Agent”), to the Credit Agreement dated as of April 15, 2005, by and among the Company, the Administrative Agent, the lenders referred to therein, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Amendment No. 5 provides for, among other things, exceptions to the negative covenants contained in the Credit Agreement in order to permit additional convertible debt to be issued by the Company. The Amendment No. 5 is filed as Exhibit 10.6 to this Current Report on Form 8-K.
          The summary of the foregoing transactions is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.
Item 9.01. Exhibits.
1.1	Underwriting Agreement, dated as of May 22, 2007, by and between LifePoint Hospitals, Inc. and Citigroup Global Markets Inc. as representative of the several Underwriters listed in Schedule II thereto.

5.1	Opinion of Dewey Ballantine LLP regarding the legality of the Convertible Notes.

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated April 15, 2005).

10.2	Incremental Facility Amendment dated August 23, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated August 23, 2005).

10.3	Amendment No. 2 to the Credit Agreement, dated as of October 14, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated October 18, 2005).

10.4	Incremental Facility Amendment No. 3 to the Credit Agreement, dated June 30, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit

10.4 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated June 30, 2006).

10.5	Incremental Facility Amendment No. 4 to the Credit Agreement, dated September 8, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated September 12, 2006).

10.6	Amendment No. 5 to the Credit Agreement, dated as of May 11, 2007 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

23.1	Consent of Dewey Ballantine LLP (included in Exhibit 5.1).

99.1	Press Release dated May 21, 2007.

99.2	Press Release dated May 22, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
By:	/s/ Paul D. Gilbert
	Name:	Paul D. Gilbert
	Title:	Senior Vice President and General Counsel

Date: May 24, 2007

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of May 22, 2007, by and between LifePoint Hospitals, Inc. and Citigroup Global Markets Inc. as representative of the several Underwriters listed in Schedule II thereto.

5.1	Opinion of Dewey Ballantine LLP regarding the legality of the Convertible Notes.

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated April 15, 2005).

10.2	Incremental Facility Amendment dated August 23, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated August 23, 2005).

10.3	Amendment No. 2 to the Credit Agreement, dated as of October 14, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated October 18, 2005).

10.4	Incremental Facility Amendment No. 3 to the Credit Agreement, dated June 30, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated June 30, 2006).

10.5	Incremental Facility Amendment No. 4 to the Credit Agreement, dated September 8, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated September 12, 2006).

10.6	Amendment No. 5 to the Credit Agreement, dated as of May 11, 2007 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

23.1	Consent of Dewey Ballantine LLP (included in Exhibit 5.1).

99.1	Press Release dated May 21, 2007.

99.2	Press Release dated May 22, 2007.